UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

Valaris plc

(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-8097 (Commission File Number)	98-0635229 (I.R.S. Employer Identification Number)

110 Cannon Street,

London, England EC4N 6EU

(Address of Principal Executive

Offices)

(Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, U.S. $0.40 par value	VAL	New York Stock Exchange
4.70% Senior Notes due 2021	VAL21	New York Stock Exchange
4.50% Senior Notes due 2024	VAL24	New York Stock Exchange
8.00% Senior Notes due 2024	VAL24A	New York Stock Exchange
5.20% Senior Notes due 2025	VAL25A	New York Stock Exchange
7.75% Senior Notes due 2026	VAL26	New York Stock Exchange
5.75% Senior Notes due 2044	VAL44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 3, 2020, Valaris plc (the “Company”) completed its previously announced internal reorganization and entered into the Tenth Supplemental Indenture, dated as of February 3, 2020 (the “Tenth Supplemental Indenture”), with Rowan Companies, LLC (formerly Rowan Companies, Inc.) (“Rowan US”), Rowan Companies Limited (formerly Rowan Companies plc) (“Rowan UK”), and U.S. Bank National Association, as trustee, to the Indenture, dated as of July 21, 2009, as supplemented to date (the “Indenture”) with respect to the 4.875% Senior Notes due 2022, the 4.75% Senior Notes due 2024, the 7.375% Senior Notes due 2025, the 5.4% Senior Notes due 2042 and the 5.85% Senior Notes due 2044 of Rowan US and guaranteed by Rowan UK (the “Notes”).

Upon the execution of the Tenth Supplemental Indenture, and pursuant to and in accordance with Article Eight of the Indenture, the Company (i) agrees to become a party to the Indenture as the issuer of the Notes and (ii) unconditionally assumes all of the obligations of Rowan US under the Notes and the Indenture on the terms and subject to the conditions set forth in the Indenture. In addition, Rowan US and Rowan UK are relieved of all their respective obligations and covenants under the Indenture and the Notes.

The foregoing description of the Tenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Tenth Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured debt. The Notes are structurally subordinated to all debt and other liabilities of the Company’s subsidiaries and effectively subordinated to the Company’s secured debt, if any, to the extent of the value of the assets securing such debt.

The Company intends to apply for listing of the Notes on the New York Stock Exchange. If such listing is obtained, the Company will have no obligation to maintain such listing, and may delist the Notes at any time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Tenth Supplemental Indenture, dated February 3, 2020, among Rowan Companies, LLC, Rowan Companies Limited, Valaris plc, and U.S. Bank National Association, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2020	Valaris plc

	By:	/s/ Michael T. McGuinty
	Name:	Michael T. McGuinty
	Title:	Senior Vice President and General Counsel